                                                                    EXHIBIT 10.2


                           DATED 28TH SEPTEMBER, 2000



                       CHARTERED SILICON PARTNERS PTE LTD
                                   AS BORROWER



                                     - AND -



                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                               AS SECURITY TRUSTEE







                       -----------------------------------

                                   TRUST DEED

                       -----------------------------------









                                ALLEN & GLEDHILL,
                           36, ROBINSON ROAD, #18-01,
                                   CITY HOUSE,
                                SINGAPORE 068877.

                                 C O N T E N T S

CLAUSE   HEADING                                                    PAGE
------   -------                                                    ----
1.       INTERPRETATION                                               1

2.       DECLARATION OF TRUST                                         3

3.       DEALINGS WITH PROPERTY                                       4

4.       FURTHER COVENANTS                                            4

5.       ENFORCEMENT OF SECURITY                                      4

6.       EXERCISE OF SECURITY TRUSTEE'S POWER OF ENFORCEMENT          4

7.       SECURITY TRUSTEE'S POWER ON ENFORCEMENT                      5

8.       APPLICATION OF PROCEEDS                                      7

9.       COVENANT FOR FURTHER ASSURANCE                               8

10.      SECURITY TRUSTEE'S POWER TO RAISE OR BORROW MONEY ON
         SECURITY OF TRUST PROPERTY                                   8

11.      SECURITY TRUSTEE AND RECEIVER APPOINTED ATTORNEY             9

12.      PROVISIONS SUPPLEMENTAL TO TRUSTEES ACT, CHAPTER 337         9

13.      SECURITY TRUSTEE NOT BOUND TO INVESTIGATE TITLE             12

14.      AMOUNTS DUE TO SECURITY TRUSTEE, RECEIVER, ETC.             13

15.      ASSUMPTION OF PERFORMANCE OF COVENANTS                      13

16.      FINANCIAL TRANSACTIONS                                      13

17.      MODIFICATIONS BY SECURITY TRUSTEE                           14

18.      POWER TO WAIVE BREACH OF COVENANT                           14

19.      CONSENTS BY SECURITY TRUSTEE                                14

20.      APPOINTMENT OF NEW SECURITY TRUSTEE                         14

21.      SECURITY TRUSTEE'S POWERS ADDITIONAL TO OTHER POWERS        15

22.      GENERAL COVENANTS TO PERFORM OBLIGATIONS                    15


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CLAUSE   HEADING                                                    PAGE
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

                                       ii

CLAUSE   HEADING                                                    PAGE
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

23.      PARTIAL INVALIDITY                                          15

24.      COMMUNICATIONS                                              15

25.      GOVERNING LAW AND JURISDICTION                              16

     T H I S  D E E D  is made on 28th September, 2000  B E T W E E N:-

(1) CHARTERED SILICON PARTNERS PTE LTD (the "Borrower"), a company incorporated in Singapore with its registered office at 60, Woodlands Industrial Park D, Street 2, Singapore 738406; and

(2) ABN AMRO BANK N.V., SINGAPORE BRANCH, a company incorporated in the Netherlands and acting through its Singapore branch at 63, Chulia Street, Singapore 049514, in its capacity as security trustee for itself and the Secured Parties defined below (in such capacity, the "Security Trustee").

     W H E R E A S:-

(A) By a Credit Agreement (as supplemented by a first supplemental agreement dated 14th December, 1998, a second supplemental agreement dated 9th November, 1999 and a third supplemental agreement to be entered into between the parties to the Phase 1 Credit Agreement) (collectively, the "Phase 1 Credit Agreement") dated 12th March, 1998 made between (1) the Borrower, as borrower,
(2) the Arrangers named therein, as arrangers, (3) Den Danske Bank Aktieselskab, Singapore Branch (now known as Danske Bank A/S, Singapore Branch), as senior lead manager, (4) The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch, as lead manager, (5) The Sanwa Bank, Limited, Singapore Branch, as manager, (6) the Guarantor Banks named therein, as guarantor banks, (7) the Lending Banks named therein, as lending banks, and (8) ABN AMRO Bank N.V., Singapore Branch, as agent, (a) the Guarantor Banks agreed to grant a S$236,800,000 guarantee facility to the Borrower and (b) the Lending Banks agreed to grant a US$143,200,000 term loan facility to the Borrower, upon the terms and subject to the conditions of the Phase 1 Credit Agreement.

(B)  By a Credit Agreement (the "Phase 2 Credit Agreement") dated
28th September, 2000 made between (1) the Borrower, as borrower, (2) ABN AMRO Bank N.V., Singapore Branch, Citibank, N.A., Singapore, Overseas Union Bank Limited, The Sumitomo Bank, Limited, Danske Bank A/S, Industrial And Commercial Bank Of China, Singapore Branch, and Commerzbank Aktiengesellschaft, Singapore Branch, as lead arrangers, (3) The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch, The Sanwa Bank Limited, Singapore Branch, The Industrial Bank of Japan, Limited, Singapore Branch, The Norinchukin Bank, Singapore Branch, and Credit Lyonnais, Singapore Branch, as arrangers, (4) The HongKong and Shanghai Banking Corporation Limited, as co-arranger, (5) Bayerische Landesbank Girozentrale, Singapore Branch, as lead manager, (6) Westdeutsche Landesbank Girozentrale, Singapore Branch, as manager, (7) the Guarantor Banks named therein, as guarantor banks, (8) the Lending Banks named therein, as lending banks, (9) ABN AMRO Bank N.V., Singapore Branch, as agent, and (10) the Security Trustee, as security trustee, (a) the Guarantor Banks agreed to grant a S$240,000,000 guarantee facility or a US$140,000,000 term loan facility to the Borrower and
(b) the Lending Banks agreed to grant a US$680,000,000 term loan facility to the Borrower, upon the terms and subject to the conditions of the Phase 2 Credit Agreement.

(C) The Phase 2 Credit Agreement contemplates that the Security Trustee shall be granted securities pursuant to (1) the Project Account Charge (as defined below) as security trustee for the Secured Parties (as defined below) and
(2) the Phase 2 Security Documents (as defined below) as security trustee for the Phase 2 Secured Parties (as defined below).

(D) This Deed is supplemental to each of the Project Account Charge and the Phase 2 Security Documents.

     N O W  T H I S  D E E D  W I T N E S S E S  as follows:-


1.   INTERPRETATION

A) In this Deed, except to the extent that the context requires otherwise:-

     "Credit Agreements" means the Phase 1 Credit Agreement and the Phase 2 Credit Agreement;

     "DSRA Account Charge" means the DSRA account charge dated
     28th September, 2000 made between (1) the Borrower and (2) the Security Trustee (as security trustee for the Secured Parties);

     "Events of Default" means the Phase 1 Events of Default and the Phase 2 Events of Default;

     "Financing Documents" means the Phase 1 Financing Documents and the Phase 2 Financing Documents;

     "Phase 1 Events of Default" means any of the events referred to in Clause 17(A) of the Phase 1 Credit Agreement;

     "Phase 1 Financing Documents" means the Financing Documents as defined in the Phase 1 Credit Agreement;

     "Phase 2 Events of Default" means any of the events referred to in Clause 17(A) of the Phase 2 Credit Agreement;

     "Phase 2 Financing Documents" means the Financing Documents as defined in the Phase 2 Credit Agreement;

     "Phase 2 Secured Debt" means all sums (whether principal, interest, fee or otherwise) which are or at any time may be or become due from or owing by the Borrower to the Phase 2 Secured Parties (or any of them), whether actually or contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge to the Phase 2 Secured Parties (or any of them) under or pursuant to, any of the Phase 2 Financing Documents;

     "Phase 2 Secured Parties" means all parties for the time being to the Phase 2 Credit Agreement other than the Borrower (and includes their respective successors and assigns);

     "Phase 2 Security Documents" means the DSRA Account Charge and any and every other document from time to time executed (whether by the Borrower or otherwise) to guarantee, secure or otherwise assure the performance of the obligations of the Borrower under or in connection with the Phase 2 Credit Agreement (other than the Project Account Charge);

     "Phase 2 Trust Property" means all rights, title and interests that may now or hereafter be mortgaged, charged, assigned or created in favour of the Security Trustee by or pursuant to the Phase 2 Security Documents and the proceeds of any such security;

     "Project Account Charge" means the project account charge dated
     28th September, 2000 made between (1) the Borrower and (2) the Security Trustee (as security trustee for the Secured Parties);

     "Receiver" means a receiver and/or a manager appointed by the Security Trustee pursuant to any Security Document;

     "Secured Parties" means all parties for the time being to the Credit Agreements other than the Borrower (and includes their respective successors and assigns);

     "Security Trustee" includes its successors in title and permitted assigns and any company with which it may amalgamate and all other persons for the time being the security trustee for the Secured Parties under this Deed;

     "Shared Trust Property" means all rights, title and interests that may now or hereafter be mortgaged, charged, assigned or created in favour of the Security Trustee by or pursuant to the Project Account Charge and the proceeds of any such security;

     "Total Secured Debt" means all sums (whether principal, interest, fee or otherwise) which are or at any time may be or become due from or owing by the Borrower to the Secured Parties (or any of them), whether actually or contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge to the Secured Parties (or any of them) under or pursuant to, any of the Financing Documents; and

     "Trust Property" means the Shared Trust Property and the Phase 2 Trust Property.

(B) Except to the extent that the context otherwise requires, any reference to "this Deed" includes any document which is supplemental hereto or which is expressed to be collateral herewith or which is entered into pursuant to or in accordance with the terms hereof.

(C) All terms and references used in this Deed and which are defined or construed in any of the Financing Documents but are not defined or construed in this Deed shall have the same meaning and construction in this Deed. Any reference in this Deed to a Financing Document includes that Financing Document as amended, modified or supplemented from time to time and any document which amends, modifies or supplements that Financing Document.

(D) The headings in this Deed are inserted for convenience only and shall be ignored in construing this Deed. Unless the context otherwise requires, words denoting the singular number only shall include the plural and vice versa and any reference to any gender shall include all other genders. Save where otherwise indicated, references to "Clauses" are to be construed as references to clauses of this Deed. Any reference to a sub-Clause or a paragraph is to a sub-Clause or paragraph of the Clause in which such reference appears.


2.   DECLARATION OF TRUST

(A) The Security Trustee shall hold the Shared Trust Property and the benefit of the Project Account Charge upon the trusts contained in this Deed for the Secured Parties from time to time as security for the Total Secured Debt and on the terms and subject to the conditions contained in this Deed and the obligations, rights and benefits vested or to be vested in the Security Trustee by the Project Account Charge or any document entered into pursuant thereto shall (as well before as after enforcement) be performed and (as the case may be) exercised in accordance with the provisions of this Deed.

(B) The Security Trustee shall hold the Phase 2 Trust Property and the benefit of the Phase 2 Security Documents upon the trusts contained in this Deed for the Phase 2 Secured Parties from time to time as security for the Phase 2 Secured Debt and on the terms and subject to the conditions contained in this Deed and the obligations, rights and benefits vested or to be vested in the Security Trustee by the Phase 2 Security Documents or any document entered into pursuant thereto shall (as well before as after enforcement) be performed and (as the case may be) exercised in accordance with the provisions of this Deed.

3.   DEALINGS WITH PROPERTY

     The Security Trustee may at any time upon the application of the Borrower, at the cost of the Borrower and without the consent of any of the Secured Parties (but only if and so far as in its opinion the interests of the Secured Parties shall not be materially prejudiced thereby), do or concur with the Borrower in doing all or any of the following things:-

     (1) settle, adjust, refer to arbitration, compromise or arrange all accounts, questions, disputes, claims and demands whatsoever in relation to any of the relevant Trust Property;

     (2) enter into, execute and do all such contracts, deeds, documents and things and bring, prosecute, enforce, defend or abandon all such actions, suits and proceedings in relation to any of the relevant Trust Property as it may reasonably deem expedient;

     (3) sanction or confirm anything done or suffered by the Borrower and concur with the Borrower in any dealings not hereinbefore specifically mentioned;

     (4) generally act in relation to any of the Shared Trust Property in such manner and on such terms as to the Security Trustee may seem expedient in the interests of the Secured Parties; and

     (5) generally act in relation to any of the Phase 2 Trust Property in such manner and on such terms as to the Security Trustee may seem expedient in the interests of the Phase 2 Secured Parties.


4.   FURTHER COVENANTS

     In addition to the covenants on the part of the Borrower stipulated in the Project Account Charge and the Phase 2 Security Documents, the Borrower hereby further covenants with the Security Trustee that at all times during the continuance of the security constituted by the Project Account Charge and the Phase 2 Security Documents:-


     (1) it will at all times give to the Security Trustee such information concerning the financial condition or business of the Borrower and the relevant Trust Property (other than information of a confidential, proprietary or price-sensitive nature) as the Security Trustee shall reasonably require for the purpose of the discharge of the duties, trusts, powers, authorities and discretions vested in the Security Trustee under this Deed or by operation of law; and

     (2) it will at all times execute and do all such further documents, acts and things as may be necessary at any time or times to give effect to the terms and conditions of this Deed.


5.   ENFORCEMENT OF SECURITY

     The security constituted by the Project Account Charge and the Phase 2 Security Documents shall become enforceable in accordance with their respective provisions thereof.


6.   EXERCISE OF SECURITY TRUSTEE'S POWER OF ENFORCEMENT

(A) (1) At any time after the security constituted by the Project Account Charge shall have become enforceable, the Security Trustee may at its discretion and shall upon the request of the Secured Parties, exercise all the powers conferred upon the Security Trustee pursuant to the Project Account Charge and this Deed.

     (2) At any time after the security constituted by any of the Phase 2 Security Documents shall have become enforceable, the Security Trustee may at its discretion and shall upon the request of the Phase 2 Secured Parties, exercise all the powers conferred upon the Security Trustee pursuant to such Phase 2 Security Document and this Deed.

(B) (1) The Security Trustee shall not be bound to take any steps to enforce the performance of any provisions of the Project Account Charge or this Deed unless it shall be indemnified to its satisfaction by the Secured Parties against all proceedings, claims and demands to which it may be or become liable and all costs, charges, expenses and liabilities which may be incurred by it in connection therewith.

     (2) The Security Trustee shall not be bound to take any steps to enforce the performance of any provisions of any of the Phase 2 Security Documents unless it shall be indemnified to its satisfaction by the Phase 2 Secured Parties against all proceedings, claims and demands to which it may be or become liable and all costs, charges, expenses and liabilities which may be incurred by it in connection therewith.


7.   SECURITY TRUSTEE'S POWER ON ENFORCEMENT

(A) At any time after the security constituted by the Project Account Charge shall have become enforceable and until the whole of the Shared Trust Property shall be sold, called in, collected or converted under the powers of conversion conferred upon the Security Trustee, the Security Trustee shall have, in addition to the powers conferred upon it by or pursuant to the Project Account Charge, power at its discretion and without being responsible for any loss or damage which may arise or be occasioned thereby (other than that arising, whether directly or indirectly, out of the Security Trustee's wilful default or negligence) and without any consent by the Secured Parties, the Borrower to do each and every of the following things:-

     (1) take possession of, collect and get in the Shared Trust Property or any part thereof;

     (2) sell, exchange, convert into money or otherwise dispose of or realise or concur in selling, exchanging, converting into money or otherwise disposing of or realising the Shared Trust Property or any part thereof either by public offer or private contract and for such consideration and on such terms as it may think fit and so that (without prejudice to the generality of the foregoing) it may do any of those things for a consideration consisting of cash, debentures or other obligations, shares, stock or other valuable consideration and any such consideration may be payable or deliverable in a lump sum whether immediately or on a deferred basis or by instalments spread over such period as it may think fit;

     (3) exercise or cause or permit the exercise of any powers or rights incidental to the ownership of the Shared Trust Property or any part thereof in such manner as it may think fit;

     (4) settle, adjust, refer to arbitration, compromise or arrange all accounts, questions, claims and demands whatsoever in relation to the Shared Trust Property or any part thereof;

     (5) bring, prosecute, enforce, defend and abandon all such actions, suits and proceedings in relation to the Shared Trust Property or any part thereof as it may reasonably deem expedient;

     (6) execute and do contracts, deeds, documents and things and bring, defend or abandon actions, suits and proceedings in relation to the Shared Trust Property in the name of the Borrower;

     (7) discharge the Shared Trust Property or any part thereof from the security constituted by the Project Account Charge where the Security Trustee considers such discharge to be expedient in the interests of the Secured Parties and on such terms and conditions as it reasonably thinks fit;

     (8) remove or discharge the Receiver without appointing another or otherwise discontinue enforcement of any of the security constituted by the Project Account Charge where the Security Trustee considers that the Secured Parties are unlikely to benefit materially by further enforcement of the security, or that such step is otherwise expedient in the interests of the Secured Parties; and

     (9) generally to do anything in relation to the Shared Trust Property or any part thereof as it could do if it were absolutely entitled thereto.

(B) At any time after the security constituted by any of the Phase 2 Security Documents shall have become enforceable and until the whole of the Phase 2 Trust Property shall be sold, called in, collected or converted under the powers of conversion conferred upon the Security Trustee, the Security Trustee shall have, in addition to the powers conferred upon it by or pursuant to such Security Document, power at its discretion and without being responsible for any loss or damage which may arise or be occasioned thereby (other than that arising, whether directly or indirectly, out of the Security Trustee's wilful default or negligence) and without any consent by the Phase 2 Secured Parties or the Borrower to do each and every of the following things:-

     (1) take possession of, collect and get in the Phase 2 Trust Property or any part thereof;

     (2) sell, exchange, convert into money or otherwise dispose of or realise or concur in selling, exchanging, converting into money or otherwise disposing of or realising the Phase 2 Trust Property or any part thereof either by public offer or private contract and for such consideration and on such terms as it may think fit and so that (without prejudice to the generality of the foregoing) it may do any of those things for a consideration consisting of cash, debentures or other obligations, shares, stock or other valuable consideration and any such consideration may be payable or deliverable in a lump sum whether immediately or on a deferred basis or by instalments spread over such period as it may think fit;

     (3) exercise or cause or permit the exercise of any powers or rights incidental to the ownership of the Phase 2 Trust Property or any part thereof in such manner as it may think fit;

     (4) settle, adjust, refer to arbitration, compromise or arrange all accounts, questions, claims and demands whatsoever in relation to the Phase 2 Trust Property or any part thereof;

     (5) bring, prosecute, enforce, defend and abandon all such actions, suits and proceedings in relation to the Phase 2 Trust Property or any part thereof as it may reasonably deem expedient;

     (6) execute and do contracts, deeds, documents and things and bring, defend or abandon actions, suits and proceedings in relation to the Phase 2 Trust Property in the name of the Borrower;

     (7) discharge the Phase 2 Trust Property or any part thereof from the security constituted by the Phase 2 Security Documents where the Security Trustee considers such discharge to be expedient in the interests of the Phase 2 Secured Parties and on such terms and conditions as it reasonably thinks fit;

     (8) remove or discharge the Receiver without appointing another or otherwise discontinue enforcement of any of the security constituted by the Phase 2 Security Documents where the Security Trustee considers that the Phase 2 Secured Parties are unlikely to benefit materially by further enforcement of the security, or that such step is otherwise expedient in the interests of the Phase 2 Secured Parties; and

     (9) generally to do anything in relation to the Phase 2 Trust Property or any part thereof as it could do if it were absolutely entitled thereto.


8.   APPLICATION OF PROCEEDS

(A) The Security Trustee and the Receiver shall hold all and any moneys arising from any sale, calling in, collection or conversion under the powers conferred by the Project Account Charge upon the Security Trustee and the Receiver and all moneys received under such powers upon trust to apply the same:-

     (1) first, in payment of or provision for all costs, charges, expenses and liabilities incurred in or about the exercise of such powers or otherwise in relation to the Project Account Charge and payments made by the Security Trustee or the Receiver under the provisions contained in the Project Account Charge and all remuneration payable to the Security Trustee or the Receiver under the Project Account Charge; and

     (2) secondly, in or towards payment to the Secured Parties without any preference or priority whatsoever of all the Total Secured Debt, provided however that if such proceeds are insufficient to pay all the Total Secured Debt, the proceeds shall be applied pro rata based on the respective entitlements to the Total Secured Debt of the Secured Parties at the time of such application, and the surplus (if any) shall first be applied in payment of subsequent mortgages and charges (if any) over the Shared Trust Property and any balance thereafter shall be paid to the Borrower, its assigns or any person authorised to give receipts for such moneys.

(B) The Security Trustee and the Receiver shall hold all and any moneys arising from any sale, calling in, collection or conversion under the powers conferred by the Phase 2 Security Documents this Deed upon the Security Trustee and the Receiver and all moneys received under such powers upon trust to apply the same:-

     (1) first, in payment of or provision for all costs, charges, expenses and liabilities incurred in or about the exercise of such powers or otherwise in relation to the Phase 2 Security Documents and payments made by the Security Trustee or the Receiver under the provisions contained in the Phase 2 Security Documents and all remuneration payable to the Security Trustee or the Receiver under the Phase 2 Security Documents; and

     (2) secondly, in or towards payment to the Phase 2 Secured Parties without any preference or priority whatsoever of all the Phase 2 Secured Debt, provided however that if such proceeds are insufficient to pay all the Phase 2 Secured Debt, the proceeds shall be applied pro rata based on the respective entitlements to the Phase 2 Secured Debt of the Phase 2 Secured Parties at the time of such application, and the surplus (if any) shall first be applied in payment of subsequent mortgages and charges (if any) over the Phase 2 Trust Property and any balance thereafter shall be paid to the Borrower, its assigns or any person authorised to give receipts for such moneys.


9.   COVENANT FOR FURTHER ASSURANCE

     The Borrower shall from time to time and at all times execute and do all such acts, assurances, consents, deeds and things as the Security Trustee may reasonably require for perfecting the security intended to be created by the Project Account Charge, the Phase 2 Security Documents and this Deed and for facilitating or effecting any dealings by the Security Trustee under the powers of the Project Account Charge, the Phase 2 Security Documents and this Deed and shall from time to time and at all times after the security constituted by the Project Account Charge, the Phase 2 Security Documents shall have become enforceable execute and do all such acts, assurances, consents, deeds and things as the Security Trustee may reasonably require for facilitating the realisation of the Trust Property and in particular shall execute all transfers, conveyances, dispositions, assignments and assurances of the Trust Property and shall give all notices, orders and directions which the Security Trustee or the Receiver may reasonably think expedient.


10. SECURITY TRUSTEE'S POWER TO RAISE OR BORROW MONEY ON SECURITY OF TRUST PROPERTY

(A) The Security Trustee may at any time after the security constituted by the Project Account Charge shall have become enforceable advance, raise or borrow money on the security of the Shared Trust Property or any part thereof for the purpose of defraying any costs, charges, losses and expenses which shall be paid or incurred by the Security Trustee in relation to the Project Account Charge (including the remuneration of the Security Trustee and the Receiver) or which the Security Trustee reasonably anticipates may be paid or incurred in the exercise of the powers, authorities and discretions vested in it or for all other purposes of the Project Account Charge and the Security Trustee may advance, raise and borrow such moneys at such rates of interest and generally on such terms and conditions as the Security Trustee shall think fit and may secure the repayment of the moneys so advanced, raised or borrowed with interest on the same by mortgaging or otherwise charging the Shared Trust Property or any part thereof and generally in such manner and form as the Security Trustee shall think fit and for the purposes aforesaid may execute and do all such assurances, deeds, acts and things as it shall think fit and no person lending any such money shall be concerned to enquire as to the propriety or purpose of the exercise of this power or to see to the application of any moneys so raised or borrowed.

(B) The Security Trustee may at any time after the security constituted by the Phase 2 Security Documents shall have become enforceable advance, raise or borrow money on the security of the Phase 2 Trust Property or any part thereof for the purpose of defraying any costs, charges, losses and expenses which shall be paid or incurred by the Security Trustee in relation to the Phase 2 Security Documents (including the remuneration of the Security Trustee and the Receiver) or which the Security Trustee reasonably anticipates may be paid or incurred in the exercise of the powers, authorities and discretions vested in it or for all other purposes of the Phase 2 Security Documents (or any of them) and the Security Trustee may advance, raise and borrow such moneys at such rates of interest and generally on such terms and conditions as the Security Trustee shall think fit and may secure the repayment of the moneys so advanced, raised or borrowed with interest on the same by mortgaging or otherwise charging the Phase 2 Trust Property or any part thereof and generally in such manner and form as the Security Trustee shall think fit and for the purposes aforesaid may execute and do all such assurances, deeds, acts and things as it shall think fit and no person lending any such money shall be concerned to enquire as to the propriety or purpose of the exercise of this power or to see to the application of any moneys so raised or borrowed.


11.  SECURITY TRUSTEE AND RECEIVER APPOINTED ATTORNEY

     The Borrower hereby irrevocably and by way of security appoints each of the Security Trustee and (if appointed by the Security Trustee) the Receiver severally to be its attorney in its name and on its behalf at any time after the declaration of an Event of Default pursuant to the relevant Credit Agreement to execute and do all assurances, deeds, acts and things which it ought to execute and do under the covenants and provisions contained in the Project Account Charge or the Phase 2 Security Documents and generally to use its name in the exercise of all or any of the powers conferred by the Project Account Charge, the Phase 2 Security Documents or this Deed on the Security Trustee and the Receiver.


12.  PROVISIONS SUPPLEMENTAL TO TRUSTEES ACT, CHAPTER 337

     By way of supplement to the Trustees Act, Chapter 337 it is expressly declared as follows:-


     (1) the Security Trustee may, in relation to the Project Account Charge, the Phase 2 Security Documents and this Deed, act on the opinion, certificate or advice of, or information obtained from, any lawyer, valuer, banker, broker, accountant or other expert appointed by the Security Trustee, the Borrower or any Secured Party and shall not be responsible for any loss occasioned by so acting;

     (2) any such opinion, certificate, advice or information may be sent or obtained by letter, facsimile transmission, cable or telex and the Security Trustee shall not be liable for acting on any opinion, certificate, advice or information purporting to be conveyed by any such letter, facsimile transmission, cable or telex although the same shall contain some error or shall not be authentic;

     (3) the Security Trustee may call for and shall be at liberty to accept a certificate signed by any director of the Borrower as to any fact or matter on which the Security Trustee may need or wish to be satisfied as sufficient evidence thereof and a like certificate that any properties or assets in the opinion of the person so certifying have a particular value or are suitable for such company's purposes as sufficient evidence that they have that value or are so suitable and a like certificate to the effect that any particular dealing, transaction, step or thing is in the opinion of the person so certifying expedient as sufficient evidence that it is expedient and the Security Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss that may be occasioned by its failing to do so or by its acting on any such certificate;

     (4) the Security Trustee shall not be bound to give notice to any person of the execution of the Project Account Charge, the Phase 2 Security Documents and this Deed nor shall it be liable for any failure, omission or defect in perfecting the security for the Phase 2 Secured Debt or, as the case may be, the Total Secured Debt including, without prejudice to the generality of the foregoing, (a) any failure to obtain any licence, consent or other authority for the execution of the Project Account Charge, the Phase 2 Security Documents or this Deed and
          (b) any failure to effect or procure registration under any relevant legislation of the Project Account Charge or the Phase 2 Security Documents;

     (5) with a view to facilitating sales, leases and other dealings under any provisions of the Project Account Charge, the Phase 2 Security Documents or this Deed, the Security Trustee shall have full power prospectively to consent to any specified transaction conditionally on the same conforming to any specified conditions laid down or approved by the Security Trustee;

     (6) the Security Trustee shall have full power to determine as between itself and the Secured Parties all questions and doubts arising in relation to any of the provisions of the Project Account Charge, the Phase 2 Security Documents or this Deed and every such determination whether made upon a question actually raised or implied in the acts or proceedings of the Security Trustee shall be conclusive and shall bind the Phase 2 Secured Parties or, as the case may be, the Secured Parties;

     (7) the Security Trustee shall not be bound to take any steps to ascertain whether any event has happened which causes, or which with the lapse of time and/or a relevant determination, would cause, the Secured Debt or, as the case may be, the Total Secured Debt to become payable or the security constituted by any of the Project Account Charge or the Phase 2 Security Documents to become enforceable and the Security Trustee shall be entitled to assume without enquiry that no such event has happened and that the Borrower is duly performing all its obligations contained in this Deed and the Financing Documents;

     (8) the Security Trustee shall not be concerned with or be responsible for any consolidation, amalgamation or merger of the Borrower or any sale or transfer of all or substantially all of the assets of the Borrower or the form or substance of any plan relating thereto or the consequences thereof to any Phase 2 Secured Party or, as the case may be, Secured Party;

     (9) the Security Trustee shall be at liberty to hold or deposit the Project Account Charge, the Phase 2 Security Documents, this Deed and any deeds or documents relating to the Project Account Charge, the Phase 2 Security Documents or this Deed with any banker or banking company or any company whose business includes undertaking the safe custody of deeds or documents or with any lawyer or firm of lawyers of good repute and the Security Trustee shall not be responsible for, or be required to insure against, any loss incurred in connection with any such holding or deposit and the Security Trustee may pay all sums required to be paid on account or in respect of any such deposit;

     (10) save as herein expressly provided, the Security Trustee shall as between itself and the Phase 2 Secured Parties or, as the case may be, the Secured Parties, as regards all the duties, trusts, powers, authorities, rights and discretions vested in it by the Project Account Charge, the Phase 2 Security Documents and this Deed, have absolute and uncontrolled discretion as to the exercise thereof and it shall be in no way responsible for any loss, costs, damages, expenses or inconvenience which may result from the exercise or non-exercise thereof and whenever the Security Trustee is, under the provisions of this Deed, bound to act at the request or direction of the Secured Parties the Security Trustee shall nevertheless not be so bound unless first indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses and liabilities which it may incur by so doing;

     (11) the Security Trustee may, in the conduct of the trusts of the Project Account Charge and the Phase 2 Security Documents and (unless the security constituted by any of the Project Account Charge and the Phase 2 Security Documents has become enforceable) with the consent of the Borrower (such consent not to be unreasonably withheld), instead of acting personally, employ and pay an agent, whether or not a lawyer or other professional person (such agent to be approved by the Borrower, such approval not to be unreasonably withheld), to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Security Trustee (including the receipt and payment of money) and any trustee (such trustee to be approved by the Borrower, such approval not to be unreasonably withheld), being a lawyer, banker, broker or other person engaged in any profession or business, shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or any partner of his or by his firm in connection with such trusts and also his charges in addition to disbursements for all other work and business done and all time spent by him or his partner or firm on matters arising in connection with the Project Account Charge, the Phase 2 Security Documents or this Deed, including matters which might or should have been attended to in person by a trustee not being a lawyer, banker, broker or other person engaged in any profession or business (Provided That such a person is acceptable to the Borrower, such acceptance not to be unreasonably withheld); and the Security Trustee shall not be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such person appointed by it hereunder or be bound to supervise the proceedings or acts of any such person;

     (12) the Security Trustee may whenever it reasonably thinks it expedient in the interest of the Phase 2 Secured Parties or, as the case may be, the Secured Parties, and with the consent of the Borrower (such consent not to be unreasonably withheld), whether by power of attorney or in such other manner as it may think fit, delegate to any person or persons or fluctuating body of persons selected by it (such person or persons to be approved by the Borrower, such approval not to be unreasonably withheld) all or any of the trusts, rights, powers, duties, authorities and discretions vested in it by the Project Account Charge, the Phase 2 Security Documents and this Deed and any such delegation may be made upon such terms and conditions (including power to sub-delegate with the approval of the Borrower, such approval not to be unreasonably withheld) and subject to such regulations as the Security Trustee may in the interests of the Phase 2 Secured Parties or, as the case may be, the Secured Parties reasonably think fit and, it shall not be under any obligation to supervise the proceedings of and shall not be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate or be bound to supervise the proceedings or acts of any such person;

     (13) the Security Trustee shall be entitled to rely on the certificate of a duly authorised officer of any Secured Party as to the amount payable in respect of the Total Secured Debt due to such Secured Party and shall not be liable to the Borrower by reason of such reliance;

     (14) the Security Trustee shall be entitled to rely on the certificate of a duly authorised officer of any Phase 2 Secured Party as to the amount payable in respect of the Phase 2 Secured Debt due to such Phase 2 Secured Party and shall not be liable to the Borrower by reason of such reliance;

     (15) any consent given by the Security Trustee for the purposes of the Project Account Charge, the Phase 2 Security Documents and this Deed may be given on such terms and conditions (if any) as the Security Trustee thinks fit;

     (16) the Security Trustee shall not (unless ordered so to do by a court of competent jurisdiction) be required to disclose to any Secured Party any confidential, financial, price sensitive, or other information made available to the Security Trustee by the Borrower in connection with the Project Account Charge and the Phase 2 Security Documents and no Secured Party shall be entitled to take any action to obtain from the Security Trustee any such information;

     (17) the Security Trustee may determine whether or not a default in the performance by the Borrower of any obligation under the provisions of the Project Account Charge, the Phase 2 Security Documents or this Deed is in its reasonable opinion capable of remedy and/or is materially prejudicial to the interests of the Phase 2 Secured Parties or, as the case may be, the Secured Parties and any such determination shall be conclusive and binding upon the Borrower and the Phase 2 Secured Parties or, as the case may be, the Secured Parties; and

     (18) the Security Trustee shall not be responsible for the receipt or application by the Borrower of the proceeds of the facilities granted under the Phase 1 Credit Agreement or the Phase 2 Credit Agreement,

Provided Nevertheless That nothing contained in this Clause shall, in any case in which the Security Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of the Project Account Charge, the Phase 2 Security Documents and this Deed conferring on the Security Trustee any powers, authorities or discretions, relieve or indemnify the Security Trustee against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under the Project Account Charge and the Phase 2 Security Documents.


13.  SECURITY TRUSTEE NOT BOUND TO INVESTIGATE TITLE

     The Security Trustee shall accept without investigation, requisition or objection such title as the Borrower may have to the Trust Property and shall not be bound or concerned to examine or enquire into nor be liable for any defect or failure in the title of the Borrower to the Trust Property or any part thereof whether such defect or failure was known to the Security Trustee or might have been discovered upon examination or enquiry and whether capable of remedy or not but the Borrower shall nevertheless observe any undertaking given by them with regard to any such title.

14.  AMOUNTS DUE TO SECURITY TRUSTEE, RECEIVER, ETC.

(A) The Borrower shall within ten Business Days of demand by the Security Trustee, the Receiver or any other receiver, attorney, agent or other person appointed by the Security Trustee pursuant to the Project Account Charge pay every sum of money which shall from time to time be due and payable by the Borrower to any such person under any provisions of the Project Account Charge together with interest at the rate specified in Clause 18(B) of the Phase 2 Credit Agreement calculated from the date when the same shall have been advanced or paid or become due and payable to the date of payment in full by the Borrower.

(B) The Borrower shall within ten Business Days of demand by the Security Trustee, the Receiver or any other receiver, attorney, agent or other person appointed by the Security Trustee pursuant to the Phase 2 Security Documents pay every sum of money which shall from time to time be due and payable to any such person by the Borrower under any provisions of the Phase 2 Security Documents together with interest at the rate specified in Clause 18(B) of the Phase 2 Credit Agreement calculated from the date when the same shall have been advanced or paid or become due and payable to the date of payment in full by the Borrower.


15.  ASSUMPTION OF PERFORMANCE OF COVENANTS

     The Security Trustee is hereby authorised and it is declared that it is entitled to assume without enquiry (in the absence of knowledge by or an express notice to it to the contrary) that the Borrower is duly performing and observing all the covenants and provisions contained in the Project Account Charge, the Phase 2 Security Documents and this Deed and on its part to be performed and observed and notwithstanding knowledge by or notice to the Security Trustee of any breach of any such covenant, condition, provision or obligation it shall be in the discretion of the Security Trustee whether to take any action or proceedings or to enforce the performance thereof and notwithstanding that the security constituted by the Project Account Charge or the Phase 2 Security Documents shall have become enforceable and that it may be expedient to enforce the same, the Security Trustee shall not be bound to enforce the same or any of the covenants, conditions, provisions or obligations of the Project Account Charge, the Phase 2 Security Documents and this Deed unless and until in any of such cases the Security Trustee is requested to do so by (in the case of the Project Account Charge) the Secured Parties and (in the case of the Phase 2 Security Documents) the Phase 2 Secured Parties and then only if it shall be indemnified to its satisfaction against all actions, proceedings, costs, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.


16.  FINANCIAL TRANSACTIONS

     The Security Trustee and any director or officer of any corporation being a trustee pursuant to this Deed or any company or person in any other way associated with a Security Trustee hereof shall be entitled to enter into or to be otherwise interested in any banking, financial or business contracts or any other transactions or arrangements with the Borrower or in connection with the whole or any part of the Trust Property or which it could have entered into had it not been a trustee pursuant to this Deed and the Security Trustee shall not be accountable to the Borrower or any of the Secured Parties for any profits or benefits resulting or arising from any contract, transaction or arrangement as is mentioned in this Clause and the Security Trustee shall also be at liberty to retain for its own benefit and shall be in no way accountable to the Borrower or any of the Secured Parties for any benefits or profits or any fees, commissions, discounts or share of brokerage allowed to it by bankers, brokers or other parties in relation to or otherwise arising out of any contract, transaction or arrangement (including any dealings with the Trust Property) permitted by or effected under or in connection with the Project Account Charge, the Phase 2 Security Documents or this Deed and if any contract, transaction or arrangement as is mentioned in this Clause is dependent on or involves the exercise by the Security Trustee of any discretion the Security Trustee shall be free if it thinks fit to exercise such discretion so as to permit such contract, transaction or arrangement notwithstanding its interest therein.


17.  MODIFICATIONS BY SECURITY TRUSTEE

     The Security Trustee may at any time and from time to time without the consent or sanction of the Secured Parties concur with the Borrower in making such modifications to this Deed as may be agreed between the Borrower and the Security Trustee, Provided That the Security Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Secured Parties or where the modification is to correct a manifest error or omission.


18.  POWER TO WAIVE BREACH OF COVENANT

(A) Unless otherwise directed by the Secured Parties, the Security Trustee may from time to time and at any time, provided that in its opinion the interests of the Secured Parties will not thereby be materially prejudiced, waive or authorise, on such terms and conditions (if any) as shall seem expedient to the Security Trustee, any breach or proposed breach by the Borrower of any of the covenants, conditions, provisions or obligations on its part contained in the Project Account Charge or this Deed other than a breach which gives rise to an event upon which the security constituted by the Project Account Charge becomes enforceable without prejudice to the rights of the Security Trustee in respect of any subsequent breach thereof.

(B) Unless otherwise directed by the Phase 2 Secured Parties, the Security Trustee may from time to time and at any time, provided that in its opinion the interests of the Phase 2 Secured Parties will not thereby be materially prejudiced, waive or authorise, on such terms and conditions (if any) as shall seem expedient to the Security Trustee, any breach or proposed breach by the Borrower of any of the covenants, conditions, provisions or obligations on its part contained in the Phase 2 Security Documents or this Deed other than a breach which gives rise to an event upon which the security constituted by any of the Phase 2 Security Documents becomes enforceable without prejudice to the rights of the Security Trustee in respect of any subsequent breach thereof.


19.  CONSENTS BY SECURITY TRUSTEE

     Where under this Deed provision is made for the giving of any consent or the exercise of any discretion by the Security Trustee any such consent may be given and any such discretion may be exercised on such terms and conditions (if any) as the Security Trustee may think fit and the Borrower shall observe and perform any such terms and conditions and the Security Trustee may at any time waive or agree to a variation in such terms and conditions. Any such consent may be given retrospectively.


20.  APPOINTMENT OF NEW SECURITY TRUSTEE

(A) Subject to sub-Clause (C) below, the power to appoint a new security trustee hereof shall be vested in the Borrower but no person shall be appointed who shall not previously have been approved by the Secured Parties (such approval not to be unreasonably withheld). Any appointment of a new trustee hereof shall as soon as practicable thereafter be notified by the Borrower to the Secured Parties.

(B) A Security Trustee hereof may, subject to sub-Clause (C) below, retire at any time on giving not less than 30 days' prior written notice thereof to the Borrower and each of the Secured Parties without assigning any reason Provided Always the Borrower shall not be liable for the costs occasioned by such retirement. The retirement of a Security Trustee shall not take effect unless and until a new security trustee is appointed.

(C) Where a new security trustee is appointed pursuant to sub-Clause (A) or (B) above, each of the parties hereto agrees to execute such documents and take such steps as are necessary to procure that the rights and benefits of the security constituted by the Project Account Charge and the Phase 2 Security Documents are fully and effectually vested in such new security trustee.


21.  SECURITY TRUSTEE'S POWERS ADDITIONAL TO OTHER POWERS

     The powers conferred on the Security Trustee and the Receiver shall be in addition to any powers which may from time to time be vested in the Security Trustee and the Receiver by the general law.


22.  GENERAL COVENANTS TO PERFORM OBLIGATIONS

     The Borrower hereby covenants with the Security Trustee that it will duly perform and observe all the covenants, conditions, provisions and obligations on its part contained in the Project Account Charge, the Phase 2 Security Documents and this Deed.


23.  PARTIAL INVALIDITY

     The illegality, invalidity or unenforceability of any provision of this Deed under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision of this Deed.


24.  COMMUNICATIONS

(A) Each demand, notice or other communication under this Deed shall be made by fax, telex or otherwise in writing. Each communication or document to be delivered to either party under this Deed shall be sent to it at the fax number, telex number or address, and marked for the attention of the person (if any), from time to time designated in writing by that party for the purpose of this Deed. The initial fax number, telex number, address and person so designated by the parties are set out below:-

     The Borrower   :   Chartered Silicon Partners Pte Ltd,
                        60, Woodlands Industrial Park D,
                        Street 2, Singapore 738406.

     Fax number     :   360 4970
     Attention          Legal Department


     The Security   :   ABN AMRO Bank N.V., Singapore Branch
     Trustee            63, Chulia Street,
                        5th Floor,
                        Singapore 049514.

     Fax number     :   536 7816
     Telex number   :   RS 24396
     Attention      :   Ms Sally Loh / Ms Patricia Teo

(B) Any communication from the Borrower to the Security Trustee shall be irrevocable, and shall not be effective until received by the Security Trustee. Any other communication under this Deed shall be deemed to have been received (if sent by fax or telex) on the day of despatch or (in any other case) when left at the address required by sub-Clause (A) above or within two days after being sent by prepaid post addressed to it at that address.


25.  GOVERNING LAW AND JURISDICTION

(A) Governing Law: This Deed shall be governed by, and construed in accordance with, the laws of Singapore.

(B) Jurisdiction: The courts of Singapore shall have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed.

     I N W I T N E S S W H E R E O F this Deed has been executed by the parties hereto on the date stated at the beginning.


THE BORROWER

The Common Seal of                  )  /s/ CHIA SONG HWEE
CHARTERED SILICON PARTNERS PTE LTD  )  ------------------
was hereunto                        )
affixed in the presence of:-        )  /s/ ANGELA HON
                                       ------------------



Chia Song Hwee                      Director
-----------------------------------

Angela Hon                          Secretary
-----------------------------------

     I, Christy Anne Lim, an Advocate and Solicitor of the
        ----------------
Supreme Court of the Republic of Singapore practising in Singapore, hereby certify that on 28th September, 2000 the Common Seal of CHARTERED SILICON
                --------------
PARTNERS PTE LTD was duly affixed to the above Deed at Singapore in my presence in accordance with the Articles of Association of CHARTERED SILICON PARTNERS PTE LTD (which Articles of Association have been produced and shown to me).

     Witness my hand this 28th September, 2000.
                          --------------

THE SECURITY TRUSTEE

Signed, Sealed and Delivered                )
                                            )
                                            )
by Rajan Ray                                )   /s/ RAJAN RAY
   -------------------------------------    )   -------------------
                                            )
                                            )
and Goh Chong Theng                         )   /s/ GOH CHONG THENG
    ------------------------------------    )   -------------------
as attorneys for and on behalf of           )
ABN AMRO BANK N.V.,                         )
SINGAPORE BRANCH                            )
in the presence of:-                        )


               /s/ SIAN ONG
    ------------------------------------